EXHIBIT 10.4










                                 KGaA GUARANTY

                         Dated as of February 7, 2005

                                     From

                       THE KGaA GUARANTORS NAMED HEREIN

                                      and

               THE ADDITIONAL KGaA GUARANTORS REFERRED TO HEREIN

                              as KGaA Guarantors

                                  in favor of

                          THE LENDERS REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN


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
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                                       T A B L E   O F   C O N T E N T S

Section                                                                                                   Page
-------                                                                                                   ----

Section 1.   Guaranty; Limitation of Liability..............................................................1

Section 2.   Guaranty Absolute..............................................................................2

Section 3.   Waivers and Acknowledgments....................................................................3

Section 4.   Subrogation....................................................................................4

Section 5.   Payments Free and Clear of Taxes, Etc..........................................................5

Section 6.   Representations and Warranties.................................................................5

Section 7.   Covenants......................................................................................5

Section 8.   Amendments, KGaA Guaranty Supplements, Etc.....................................................5

Section 9.   No Waiver; Remedies............................................................................6

Section 10.   Subordination.................................................................................6

Section 11.   Continuing Guaranty; Assignments under the Credit Agreement...................................7

Section 12.   Execution in Counterparts.....................................................................7

Section 13.   Governing Law; Jurisdiction; Waiver of Jury Trial, Etc........................................7




Exhibit A - KGaA Guaranty Supplement

                                 KGaA GUARANTY

                  KGaA GUARANTY dated as of February 7, 2005 made by the Persons listed on the signature pages hereof under the caption "KGaA Guarantors" and the Additional KGaA Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional KGaA Guarantors being, collectively, the "KGaA Guarantors" and, individually, each a "KGaA Guarantor") in favor of the Lenders (as defined in the Credit Agreement referred to below).

                  PRELIMINARY STATEMENT. Rayovac Corporation, a Wisconsin corporation (the "U.S. Borrower"), Varta Consumer BatteriesGmbH & Co. KGaA, a German partnership limited by shares (the "Euro Borrower") and Rayovac Europe Limited, a limited liability company (the "UK Borrower" and, together with the U.S. Borrower and the Euro Borrower, each a "Borrower" and collectively the "Borrowers") are party to a Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Lenders party thereto, and Bank of America, N.A., as Administrative Agent for such Lenders. Each KGaA Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Credit Agreement from time to time that each KGaA Guarantor shall have executed and delivered this KGaA Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit under the Credit Agreement from time to time, each KGaA Guarantor, jointly and severally with each other KGaA Guarantor, hereby agrees as follows:

                  Section 1. Guaranty; Limitation of Liability. (a) Each KGaA Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Euro Borrower now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations) (such Obligations being the "KGaA Guaranteed Obligations"); provided, however, that for purposes of this KGaA Guaranty, the term "Loan Documents" shall not include (i) any agreement evidencing or Guaranteeing a Qualified Foreign Credit Facility or (ii) any Secured Hedge Agreement. Without limiting the generality of the foregoing, each KGaA Guarantor's liability shall extend to all amounts that constitute part of the KGaA Guaranteed Obligations and would be owed by the Euro Borrower to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

                  (b) Each KGaA Guarantor, and by its acceptance of this KGaA Guaranty, the Administrative Agent and each other Lender, hereby confirms that it is the intention of all such Persons that this KGaA Guaranty and the Obligations of each KGaA Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law (as



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


hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state Law to the extent applicable to this KGaA Guaranty and the Obligations of each KGaA Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Lenders and the KGaA Guarantors hereby irrevocably agree that the Obligations of each KGaA Guarantor under this KGaA Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such KGaA Guarantor under this KGaA Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to in Section 8.01(f) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state Law for the relief of debtors.

                  Section 2. Guaranty Absolute. Each KGaA Guarantor guarantees that the KGaA Guaranteed Obligations will be paid in accordance with the terms of the Loan Documents, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender with respect thereto to the fullest extent permitted by applicable Law. The Obligations of each KGaA Guarantor under or in respect of this KGaA Guaranty are independent of the KGaA Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each KGaA Guarantor to enforce this KGaA Guaranty, irrespective of whether any action is brought against the Euro Borrower or any other Loan Party or whether the Euro Borrower or any other Loan Party is joined in any such action or actions. The liability of each KGaA Guarantor under this KGaA Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each KGaA Guarantor hereby irrevocably waives to the fullest extent permitted by applicable Law any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                       (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                       (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the KGaA Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the KGaA Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

                       (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the KGaA Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents;

                       (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the KGaA Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the KGaA Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

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

                       (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

                       (f) any failure of any Lender to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Lender (each KGaA Guarantor waiving any duty on the part of the Lenders to disclose such information);

                       (g) the failure of any other Person to execute or deliver this KGaA Guaranty, any KGaA Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any KGaA Guarantor or other guarantor or surety with respect to the KGaA Guaranteed Obligations (other than in connection with the termination of this KGaA Guaranty in accordance with the provisions of Section 11); or

                       (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This KGaA Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the KGaA Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person (but only to the extent that such Person has a claim against a Lender, or a Lender is liable to such Person, as a result of such rescission or return) upon the insolvency, bankruptcy or reorganization of the Euro Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

                  Section 3. Waivers and Acknowledgments. (a) Each KGaA Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the KGaA Guaranteed Obligations and this KGaA Guaranty and any requirement that any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

                  (b) Each KGaA Guarantor hereby unconditionally and irrevocably waives any right to revoke this KGaA Guaranty and acknowledges that this KGaA Guaranty is continuing in nature and applies to all KGaA Guaranteed Obligations, whether existing now or in the future.

                  (c) Each KGaA Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such KGaA Guarantor or other rights of such KGaA Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on

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any right of set-off or counterclaim against or in respect of the Obligations of such KGaA Guarantor hereunder.

                  (d) Each KGaA Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such KGaA Guarantor and without affecting the liability of such KGaA Guarantor under this KGaA Guaranty, foreclose under any mortgage by nonjudicial sale, and each KGaA Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Lenders against such KGaA Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Law.

                  (e) Each KGaA Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Lender to disclose to such KGaA Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Lender.

                  (f) Each KGaA Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

                  Section 4. Subrogation. Each KGaA Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Euro Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of such KGaA Guarantor's Obligations under or in respect of this KGaA Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender against the Euro Borrower or any other Loan Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common Law, including, without limitation, the right to take or receive from the Subsidiary Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until (a) all of the KGaA Guaranteed Obligations shall have been paid in full in cash (other than L/C Obligations), (b) all Letters of Credit shall have expired or been terminated or Cash Collateralized and (c) the Commitments shall have expired or been terminated (the first date on which all of the foregoing conditions have been met being the "Termination Date"); provided, however, that in the case of the termination or expiration of all Letters of Credit, as described in clause (b) above (and not in the case of a Cash Collateralization as described in clause
(b) above), the Termination Date shall not occur until (i) all L/C Obligations, to the extent such Obligations constitute KGaA Guaranteed Obligations, shall have been paid in full in cash and (ii) all of the other conditions in clauses (a) through (c) have been met. If any amount shall be paid to any KGaA Guarantor in violation of the immediately preceding sentence at any time prior to the Termination Date, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of such KGaA Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the KGaA Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan

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Documents, or to be held as Collateral for any KGaA Guaranteed Obligations thereafter arising. If any KGaA Guarantor shall make payment to any Lender of all or any part of the KGaA Guaranteed Obligations and the Termination Date shall have occurred, the Lenders will, at such KGaA Guarantor's request and expense, execute and deliver to such KGaA Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such KGaA Guarantor of an interest in the KGaA Guaranteed Obligations resulting from such payment made by such KGaA Guarantor pursuant to this KGaA Guaranty.

                  Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any Obligation of any KGaA Guarantor hereunder shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrowers are required to be made free and clear of Indemnified Taxes and Other Taxes pursuant to the terms of Section 3.01 of the Credit Agreement.

                  Section 6. Representations and Warranties. Each KGaA Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrowers with respect to such KGaA Guarantor and each KGaA Guarantor hereby further represents and warrants as follows:

                       (a) There are no conditions precedent to the effectiveness of this KGaA Guaranty that have not been satisfied or waived.

                       (b) Such KGaA Guarantor has, independently and without reliance upon any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this KGaA Guaranty and each other Loan Document to which it is or is to be a party, and such KGaA Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

                  Section 7. Covenants. Each KGaA Guarantor covenants and agrees that, so long as the Termination Date shall not have occurred, such KGaA Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrowers have agreed to cause such KGaA Guarantor or such Subsidiaries to perform or observe.

                  Section 8. Amendments, KGaA Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this KGaA Guaranty and no consent to any departure by any KGaA Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed as required by
Section 10.01 of the Credit Agreement and signed by the KGaA Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the sale or dissolution of a KGaA Guarantor or in the event that any KGaA Guarantor is designated a Dormant Subsidiary, in each case, to the

                                      5
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extent permitted in accordance with the terms of the Loan Documents, such KGaA
Guarantor shall be automatically released from the KGaA Guaranty.

                  (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a "KGaA Guaranty Supplement"), (i) such Person shall be referred to as an "Additional KGaA Guarantor" and shall become and be a KGaA Guarantor hereunder, and each reference in this KGaA Guaranty to a "KGaA Guarantor" shall also mean and be a reference to such Additional KGaA Guarantor, and each reference in any other Loan Document to a "KGaA Guarantor" or a "Guarantor" shall also mean and be a reference to such Additional KGaA Guarantor, and (ii) each reference herein to "this KGaA Guaranty", "hereunder", "hereof" or words of like import referring to this KGaA Guaranty, and each reference in any other Loan Document to the "KGaA Guaranty", "thereunder", "thereof" or words of like import referring to this KGaA Guaranty, shall mean and be a reference to this KGaA Guaranty as supplemented by such KGaA Guaranty Supplement.

                  Section 9. No Waiver; Remedies. No failure on the part of any Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by Law.

                  Section 10. Subordination. Each KGaA Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such KGaA Guarantor by each other Loan Party (the "Subordinated Obligations") to the KGaA Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 10:

                       (a) Prohibited Payments, Etc. Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each KGaA Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party) that has not been waived in accordance with
          Section 10.01 of the Credit Agreement, no KGaA Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                       (b) Prior Payment of KGaA Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each KGaA Guarantor consents to the Lenders receiving payment in full in cash of all KGaA Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such KGaA Guarantor receives payment of any Subordinated Obligations.

                       (c) Turn-Over. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any

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          Bankruptcy Law relating to any other Loan Party), each KGaA
          Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lenders and deliver such payments to the Administrative Agent on account of the KGaA Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such KGaA Guarantor under the other provisions of this KGaA Guaranty.

                       (d) Administrative Agent Authorization. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each KGaA Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the KGaA Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each KGaA Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the KGaA Guaranteed Obligations (including any and all Post Petition Interest).

                  Section 11. Continuing Guaranty; Assignments under the Credit Agreement. This KGaA Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each KGaA Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 10.06 of the Credit Agreement. No KGaA Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  Section 12. Execution in Counterparts. This KGaA Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this KGaA Guaranty by telecopy or by an electronically mailed scanned copy shall be effective as delivery of an original executed counterpart of this KGaA Guaranty.

                  Section 13. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This KGaA Guaranty shall be governed by, and construed in accordance with, the Laws of the State of New York.

                  (b) Each KGaA Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this KGaA Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each KGaA Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by Law, in such federal court. Each KGaA Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this KGaA Guaranty or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this KGaA Guaranty or any other Loan Document in the courts of any jurisdiction.

                  (c) Each KGaA Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this KGaA Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each KGaA Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

                  (d) EACH KGAA GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

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                  IN WITNESS WHEREOF, each KGaA Guarantor has caused this KGaA
Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    RAYOVAC CORPORATION


                                    By   /s/ James T. Lucke
                                        ---------------------------------------
                                        Name: James T. Lucke
                                        Title: Senior Vice President, Secretary
                                                  and General Counsel


                                    ROV INTERNATIONAL FINANCE COMPANY


                                    By   /s/ James T. Lucke
                                        ---------------------------------------
                                        Name: James T. Lucke
                                        Title: Secretary and Treasurer


                                    RAYOVAC EUROPE GmbH


                                    By   /s/ Andreas Rouve
                                        ---------------------------------------
                                        Name: Andreas Rouve
                                        Title: Chief Financial Officer


                                    By   /s/ Remy Burel
                                        ---------------------------------------
                                        Name: Remy Burel
                                        Title: Chief Executive Officer


                                    ROV GERMAN GENERAL PARTNER GmbH


                                    By   /s/ Andreas Rouve
                                        ---------------------------------------
                                        Name: Andreas Rouve
                                        Title: Chief Financial Officer


                                    By   /s/ Remy Burel
                                        ---------------------------------------
                                        Name: Remy Burel
                                        Title: Chief Executive Officer


                                    ROV GERMAN LIMITED GmbH


                                    By   /s/ Andreas Rouve
                                        ---------------------------------------
                                        Name: Andreas Rouve
                                        Title: Chief Financial Officer


                                    By   /s/ Remy Burel
                                        ---------------------------------------
                                        Name: Remy Burel
                                        Title: Chief Executive Officer

                                   EXHIBIT A

                            KGaA GUARANTY SUPPLEMENT


             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]